FIDEITY EXPORT FUND
A FUND OF FIDELITY UNION STREET TRUST
SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 25, 1995

The following information replaces the similar information found in the "Additional Purchase and Redemption Information" section on page 15.
7. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
MANAGEMENT CONTRACT. Effective January 1, 1996, FMR agreed to voluntarily adopt the revised group fee rate schedule shown below for purposes of calculating the group fee component of the management fee. The revised schedule provides for lower management fees as total assets under management increase, and it will be presented to shareholders for approval at the next shareholder meeting.
The following information replaces the "Group Fee Rate" and "Effective Annual Fee Rate" schedules found on page 20.
          GROUP FEE RATE SCHEDULE
EFFECTIVE ANNUAL FEE RATES
     Average Group   Annualized   Group Net    Effective Annual Fee
 Assets               Rate         Assets      Rate

0 - $  3 billion   .5200%    $ 0.5 billion   .5200%

3 -    6           .4900      25             .4238

6 -    9           .4600      50             .3823

9 -    12          .4300      75             .3626

12 -   15          .4000     100             .3512

15 -   18          .3850     125             .3430

18 -   21          .3700     150             .3371

21 -   24          .3600     175             .3325

24 -   30          .3500     200             .3284

30 -   36          .3450     225             .3249

36 -   42          .3400     250             .3219

42 -   48          .3350     275             .3190

48 -   66          .3250     300             .3163

66 -   84          .3200     325             .3137

84 -   102         .3150     350             .3113

102 -   138        .3100     375             .3090

138 -   174        .3050     400             .3067

174 -   210        .3000     425             .3046

210 -   246        .2950     450             .3024

246 -   282        .2900     475             .3003

282 -   318        .2850     500             .2982

318 -   354        .2800     525             .2962

354 -   390        .2750     550             .2942

390 -   426        .2700

426 -   462        .2650

462 -   498        .2600

498 -   534        .2550

        Over 534   .2500





EXFB-96-1
  January 1, 1996